Deposits and Other Assets, Net	12 Months Ended
Sep. 30, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Deposits and Other Assets, Net

12. Deposits and Other Assets, Net

As of September 30, 2025 and 2024, deposits and other assets, net, consisted of the following:

	As of September 30,
	2025	2024

Third parties
Deposits (1)	$154,188	$16,905
Other receivables	-	52
Total deposits and other assets, gross	154,188	16,957
Less: Allowance for expected credit loss	(1,681)	(39)
Deposits and other assets, net	152,507	16,918

Less: amounts classified as non-current assets	(12,820)	-
Deposits and other assets, current, net	$139,687	$16,918

Related parties
Deposits-a related party, net (2)	$706,694	$-
Less: Allowance for expected credit loss	(1,620)	-
Deposits-a related party, net	$705,074	$-

(1)	Deposits consisted of (i) rental deposits and (ii) deposits for the purchase of intangible assets as disclosed in Note 9.

(2)	Deposits to a related party represent a good faith deposit paid pursuant to the acquisition intention agreement for a target company. The deposit is creditable toward the total purchase price upon consummation of the acquisition. The deposit is subject to customary conditions, including satisfaction of due diligence, and is refundable in whole or in part if the acquisition does not proceed, in accordance with the terms of the agreement. The balances were unsecured and non-interest bearing.

The movement of allowance for expected credit loss is as follow:

	As of September 30,
	2025	2024
Balance at beginning of the year	$39	$14
Provision of expected credit loss	3,257	25
Foreign exchange difference	5	-
Balance at end of the year	$3,301	$39